Table of Contents
First Quarter 2016

Section I - First Quarter 2016 Earnings Press Release
Section II - Financial Information		Section III - Core Portfolio Information

Company Information…………………………………………………………	4	Core Properties………………………………………………………………	23
Market Capitalization…………………………………………………………………	5	Core Top Tenants………………………………………………………	25
Operating Statements		Core Lease Expirations………………………………………	26
Pro-rata Consolidation……………………………………………………	6	Core New and Renewal Rent Spreads…………………………………………	27
Funds……………………………………………………………………	7	Core Capital Expenditures…………………………………………	28
Funds from Operations ("FFO"), Adjusted FFO ("AFFO")	8	Portfolio Demographics……………………………………………	29
EBITDA…………………………………………………………………	9
Same Property Net Operating Income…………………………………………	10
Fee Income………………………………………………………………	11	Section IV - Fund Information
Balance Sheet - Pro-rata Consolidation………………………………………………	12
Structured Financing………………………………………………………………	13	Fund Overview……………………………………………………………	32
Other Information		Fund Properties……………………………………………………………………	33
Transactional Activity………………………………………………	14	Fund Lease Expirations………………………………………………………	34
2016 Guidance…………………………………………………………	15	Fund Development Activity………………………………………………………………	35
Net Asset Valuation Information………………………………………………	16
Selected Financial Ratios…………………………………………	17
Debt Analysis
Summary………………………………………………………	18
Detail………………………………………………………………………	19	Important Notes………………………………………………………………	36
Maturities……………………………………………………………	22

Visit www.acadiarealty.com for additional investor and portfolio information

Company Information

Acadia Realty Trust is a fully-integrated equity real estate investment trust, focused on the ownership, acquisition, redevelopment and management of high-quality retail properties located in key street and urban retail corridors as well as suburban locations within high-barrier-to-entry, densely-populated metropolitan areas. Acadia owns, or has an ownership interest in, these properties through its core portfolio and through a series of opportunistic/value-add investment funds. Additional information may be found on the Company’s website at www.acadiarealty.com.

Contact Information

	Corporate Headquarters	Investor Relations	New York Stock Exchange
	411 Theodore Fremd Avenue	Amy Racanello	Symbol AKR
	Suite 300	Senior Vice President,
	Rye, NY 10580	Capital Markets & Investments
(914) 288-3345
aracanello@acadiarealty.com

Analyst Coverage

	Bank of America / Merrill Lynch	Green Street Advisors	RBC Capital Markets
	Craig Schmidt - (646) 855-3640	Jason White, CFA - (949) 640-8780	Rich Moore, CFA - (440) 715-2646
	craig.schmidt@baml.com	jwhite@greenstreetadvisors.com	rich.moore@rbccm.com
Jay Carlington, CFA - (949) 640-8780
jcarlington@greenstreetadvisors.com

	Bank of Montreal	KeyBanc Capital Markets, Inc.	UBS
	Paul Adornato, CFA - (212) 885-4170	Todd Thomas - (917) 368-2286	Ross Nussbaum - (212) 713-2484
	paul.adornato@bmo.com	tthomas@keybanccm.com	ross.nussbaum@ubs.com

	Citigroup - Global Markets	J.P. Morgan Securities, Inc.
	Christy McElroy - (212) 816-6981	Michael W. Mueller, CFA - (212) 622-6689
	christy.mcelroy@citi.com	michael.w.mueller@jpmorgan.com

Market Capitalization
(including pro-rata share of Fund debt, in thousands)

				Capitalization
	Total Market Capitalization			based on	Changes in Total Outstanding Common Shares and OP Units (in thousands)				Weighted Average
	$		%	Net Debt[1]					Diluted EPS	FFO
Equity Capitalization						Common Shares	OP Units	Total	Quarter	Quarter
Common Shares	71,566				Balance at 12/31/2015	70,259	3,857	74,116
Common Operating Partnership ("OP") Units	4,428				ATM Issuance	1,050	—	1,050
Combined Common Shares and OP Units	75,994				Other	257	571	828
					Balance at 3/31/2016	71,566	4,428	75,994	71,200	75,845
Share Price at March 31, 2016	$35.13

Equity Capitalization - Common Shares and OP Units	$2,669,669
Preferred OP Units	15,040	[2]
Total Equity Capitalization	2,684,709		78%	80%

Debt Capitalization
Consolidated debt	1,305,987
Adjustment to reflect pro-rata share of debt	(542,718)
Total Debt Capitalization	763,269		22%	20%

Total Market Capitalization	$3,447,978		100%	100%

Notes:
[1] Reflects debt net of:
Core Portfolio cash	$64,312
pro-rata share of Funds cash	6,590
and pro-rata share of restricted cash relating to City Point financing	3,071
for total cash netted against debt of	$73,973

[2] Represents 188 Series A and 141,593 Series C Preferred OP Units convertible into 25,067 and 403,054 Common OP units, respectively multiplied by the Common Share price at quarter end.
[3] Fixed-rate debt includes notional principal fixed through interest rate swap transactions.
[4] Less then 1% Preferred OP Units

	Market Capitalization [4]

Common Shares
72%
Common OP Units 4%
Fixed-Rate Debt 3 19%
Variable-Rate Debt 5%

Income Statements - Pro-rata Consolidation [1]
(in thousands)

	Three months ended March 31, 2016
	Core Portfolio	Funds	Total

CORE PORTFOLIO AND FUND INCOME

PROPERTY REVENUES
Minimum rents	$28,613	$2,377	$30,990
Percentage rents	84	32	116
Expense reimbursements - CAM	2,379	239	2,618
Expense reimbursements - Taxes	4,422	294	4,716
Other property income	305	70	375
Total Property Revenues	35,803	3,012	38,815

PROPERTY EXPENSES
Property operating - CAM	2,999	437	3,436
Other property operating (Non-CAM)	282	65	347
Real estate taxes	5,055	520	5,575
Total Property Expenses	8,336	1,022	9,358

NET OPERATING INCOME - PROPERTIES	27,467	1,990	29,457

OTHER INCOME (EXPENSE)
Interest income	3,124	361	3,485
Straight-line rent income	765	245	1,010
Above/below market rent	1,132	57	1,189
Interest expense [2]	(5,787)	(566)	(6,353)
Amortization of finance costs	(297)	(109)	(406)
Above/below market interest expense	383	—	383
Asset and property management expense	(84)	(62)	(146)
Other income/(expense)	691	17	708
Transaction costs	(178)	(34)	(212)
CORE PORTFOLIO AND FUND INCOME	27,216	1,899	29,115

FEE INCOME
Asset and property management fees	3,144	7	3,151
Transactional fees [3]	1,692	—	1,692
Income tax (provision)/benefit	117	(5)	112
Total Fee Income	4,953	2	4,955

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	—	27	27
Promote income, net - Fund capital transactions [4]	4,736	—	4,736
Total Promote, RCP and Other Income	4,736	27	4,763

General and Administrative	(7,688)	(27)	(7,715)

Depreciation and amortization	(14,198)	(1,130)	(15,328)
Non-real estate depreciation and amortization	(150)	—	(150)
Gain on disposition of properties	—	15,140	15,140
Income before noncontrolling interests	14,869	15,911	30,780

Noncontrolling interest - OP	(898)	(957)	(1,855)

NET INCOME	$13,971	$14,954	$28,925

Notes:

[1] Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.
The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating its pro-rata share for each of the above line items.
In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods.
[2] Net of capitalized interest of $1,052 for the three months.
[3] Consists of development, construction, leasing and legal fees.
[4] Net of payments totaling $1,548 during the quarter under the Company's Long Term Investment Alignment Program.

Income Statements - Funds [1]
(in thousands)

											Total
		AKR Pro-		AKR Pro-		AKR Pro-		AKR Pro-		AKR Pro-	AKR Pro-
	Mervyns I	rata share	Fund II	rata share	Mervyns II	rata share	Fund III	rata share	Fund IV	rata share	rata share

PROPERTY REVENUES
Minimum rents	$—	$—	$1,592	$451	$—	$—	$3,845	$944	$4,247	$982	$2,377
Percentage rents	—	—	—	—	—	—	38	9	99	23	32
Expense reimbursements - CAM	—	—	169	48	—	—	385	94	419	97	239
Expense reimbursements - Taxes	—	—	41	12	—	—	835	205	335	77	294
Other property income	—	—	29	8	—	—	12	3	254	59	70
Total Property Revenues	—	—	1,831	519	—	—	5,115	1,255	5,354	1,238	3,012

PROPERTY EXPENSES
Property operating - CAM	—	—	423	120	—	—	750	184	574	133	437
Other property operating (Non-CAM)	—	—	27	8	—	—	137	34	98	23	65
Real estate taxes	—	—	291	82	—	—	1,099	270	728	168	520
Total Property Expenses	—	—	741	210	—	—	1,986	488	1,400	324	1,022

NET OPERATING INCOME - PROPERTIES	—	—	1,090	309	—	—	3,129	767	3,954	914	1,990

OTHER INCOME (EXPENSE)
Interest income	—	—	182	52	—	—	226	55	1,097	254	361
Straight-line rent income	—	—	325	92	—	—	132	32	523	121	245
Above/below market rent	—	—	—	—	—	—	18	4	228	53	57
Interest expense	—	—	(40)	(11)	—	—	(490)	(120)	(1,880)	(435)	(566)
Amortization of finance costs	—	—	(79)	(22)	—	—	(101)	(25)	(268)	(62)	(109)
Asset and property management expense 2	—	—	—	—	—	—	(49)	(12)	(215)	(50)	(62)
Other income/(expense)	—	—	18	5	2	1	(4)	(1)	52	12	17
Transaction costs	—	—	—	—	—	—	—	—	(149)	(34)	(34)
Fund Income	—	—	1,496	425	2	1	2,861	700	3,342	773	1,899

FEE INCOME
Asset and property management fees	—	—	—	—	—	—	27	7	—	—	7
Income tax benefit	—	—	—	—	—	—	(20)	(5)	—	—	(5)
Total Fee Income	—	—	—	—	—	—	7	2	—	—	2

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	27	6	—	—	73	21	—	—	—	—	27
Total Promote, RCP and Other Income	27	6	—	—	73	21	—	—	—	—	27

GENERAL AND ADMINISTRATIVE	—	—	(5)	(1)	—	—	11	3	(127)	(29)	(27)

Depreciation and amortization	—	—	(749)	(212)	—	—	(1,133)	(278)	(2,768)	(640)	(1,130)
Gain on disposition of properties	—	—	—	—	—	—	61,684	15,140	—	—	15,140
Income before noncontrolling interest	27	6	742	212	75	22	63,430	15,567	447	104	15,911

Noncontrolling interest - OP	—	—	(46)	(13)	(4)	(1)	(3,818)	(937)	(26)	(6)	(957)

NET INCOME	$27	$6	$696	$199	$71	$21	$59,612	$14,630	$421	$98	$14,954

Notes:
[1] Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods.

The Company currently invests in Funds I, II, III & IV and Mervyn's which are consolidated with the Company's financial statements.
[2] Funds I, II, III & IV and the Mervyn's entities pay various fees and promotes to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.

[3] For information on our pro-rata share of fund investments, see the "Fund Overview" page in this supplemental.

Funds from Operations ("FFO") [1]
(in thousands)

	Current
	Quarter	Quarter
	3 months ended	3 months ended
Funds from operations ("FFO"):	March 31, 2016	March 31, 2015

Net Income	$28,925	$16,547
Add back:
Depreciation of real estate and amortization of leasing costs:
(net of noncontrolling interest share)	15,328	10,936
Gain on disposition of properties (net of noncontrolling interest share)	(15,140)	(5,402)
Income attributable to noncontrolling interests'
share in Operating Partnership	1,994	973

FFO to Common Shareholders and Common OP Unit holders	$31,107	$23,054

Add back: Transaction costs	212	1,113
FFO before transaction costs	$31,319	$24,167

Adjusted Funds from operations ("AFFO"):
Diluted FFO	$31,107	$23,054
Straight-line rent, net	(1,010)	(955)
Above/below market rent	(1,189)	(1,225)
Amortization of finance costs	406	405
Above/below market interest	(383)	(345)
Loss on extinguishment of debt	—	21
Non-real estate depreciation	150	130
Leasing commissions	(17)	(210)
Tenant improvements	(2,229)	(1,091)
Capital expenditures	(284)	(1,677)
AFFO to Common Shareholders and Common OP Unit holders	$26,551	$18,107

Total weighted average diluted shares and OP Units:	75,845	72,586

Diluted FFO per Common share and OP Unit:
FFO	$0.41	$0.32
FFO before transaction costs	$0.41	$0.33

AFFO	$0.35	$0.25
AFFO before transaction costs	$0.35	$0.26

Notes:
[1] Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

EBITDA
(in thousands)

	Current Quarter
	Three months ended March 31, 2016
	Core
	Portfolio	Funds	Total

NET INCOME	$13,971	$14,954	$28,925

Adjustments:
Depreciation and amortization	14,348	1,130	15,478
Interest expense	5,787	566	6,353
Amortization of finance costs	297	109	406
Above/below market interest	(383)	—	(383)
Gain on disposition of properties	—	(15,140)	(15,140)
Provision for income taxes	(117)	5	(112)
Noncontrolling interest - OP	898	957	1,855

EBITDA	$34,801	$2,581	$37,382

Core Portfolio
Same Property Performance [1]
(in thousands)

	Quarter

	Three months ended
			Change
	March 31, 2016	March 31, 2015	Favorable/(Unfavorable)

Summary
Minimum rents	$25,218	$24,478	3.0%
Property operating expenses, net of reimbursements	(1,118)	(1,325)	15.6%
Other net property income/(expense)	27	145	(81.4)%

Same Property NOI	$24,127	$23,298	3.6%

Reconciliation of Same Property NOI to Core NOI
NOI of Properties excluded from Same Property NOI	3,340	624
Core NOI [2]	$27,467	$23,922

Other same property information
Physical Occupancy	96.3%	96.5%
Leased Occupancy	96.4%	96.9%

Notes:
[1] The above amounts include the pro-rata activity related to the Company's Core consolidated and unconsolidated investments.
[2] See "Income Statement - Consolidated."

Fee income by Fund
(in thousands)

	Fund II	Fund III	Fund IV	Other	Total
Quarter ended March 31, 2016
Asset and property management fees and priority distributions	$534	$861	$1,592	$157	$3,144
Transactional fees	715	237	632	108	1,692
Total fees and priority distributions	$1,249	$1,098	$2,224	$265	$4,836

Pro-Rata Consolidated Balance Sheet
(in thousands)
	Notes	Consolidated	Noncontrolling	Company's	Pro-Rata
		Balance	Interest in	Interest in	Consolidated
		Sheet	Consolidated	Unconsolidated	Balance
	[1,2]	As Reported	Subsidiaries	Subsidiaries	Sheet	Notes
ASSETS
Real estate						[1] The interim consolidated balance sheet is unaudited, although it
Land		$497,830	$(115,168)	$41,349	$424,011	reflects all adjustments, which in the opinion of management,
Buildings and improvements		1,586,398	(320,605)	217,443	1,483,236	are necessary for the fair presentation of the consolidated
Construction in progress		22,227	(14,716)	290	7,801	balance sheet for the interim period.
		2,106,455	(450,489)	259,082	1,915,048
Less: accumulated depreciation		(286,880)	52,413	(13,393)	(247,860)	[2] The Company currently invests in Funds I, II, III & IV and Mervyns I & II
Net real estate		1,819,575	(398,076)	245,689	1,667,188	which are consolidated within the Company's financial statements.
						To provide investors with supplemental information, the Company's
Net real estate under development	[3]	639,759	(460,313)	7,511	186,957	investments in these joint ventures are reflected above on a pro-rata
						basis by calculating its ownership percentage for each of the asset
Cash and cash equivalents		84,860	(17,666)	3,708	70,902	and liability line items. Similarly, the presentation also includes
Cash in escrow		23,185	(14,662)	2,551	11,074	the Company's pro-rata share of assets and liabilities for
Restricted cash		10,840	(7,769)	—	3,071	unconsolidated investments which are accounted for under the equity
Investments in and advances to unconsolidated affiliates		210,309	(74,267)	(133,408)	2,634	method of accounting in the Company's financial statements.
Rents receivable, net		10,045	(1,564)	2,313	10,794
Straight-line rents receivable, net		31,799	(10,772)	1,875	22,902
Notes receivable		154,679	(45,205)	—	109,474	[3] The components of Net real estate under development are as follows:
Deferred charges, net		21,776	(8,460)	1,197	14,513	Fund II	$556,555
Prepaid expenses and other assets	[4]	50,791	22,131	312	73,234	Fund III	41,903
Acquired lease intangibles		64,396	(7,442)	12,077	69,031	Fund IV	37,608
Assets of real estate held for sale		26,313	(15,886)	—	10,427	Other	3,693

Total Assets		$3,148,327	$(1,039,951)	$143,825	$2,252,201	Total	639,759

LIABILITIES AND SHAREHOLDERS' EQUITY
						[4] The components of Prepaid expenses and other assets are as follows:
Mortgage and other notes payable		$963,161	$(580,266)	$146,310	$529,205	Due from Fund Investors	$38,179
Unsecured notes payable		342,826	(108,762)	—	234,064	Accrued interest on Notes receivable	11,655
Valuation of debt at acquisition, net of amortization		1,726	—	1,059	2,785	Prepaid expenses	7,336
Unamortized loan costs		(11,155)	6,638	(1,399)	(5,916)	Other	16,064
Acquired lease intangibles		36,373	(5,615)	9,259	40,017
Accounts payable and accrued expenses		37,962	(10,692)	2,818	30,088	Total	$73,234
Dividends and distributions payable		19,343	—	—	19,343
Share of losses in excess of inv. in unconsolidated affiliates		23,613	(6,245)	(17,368)	—
Other liabilities		106,002	(8,857)	3,146	100,291

Total Liabilities		1,519,851	(713,799)	143,825	949,877

Shareholders' equity:
Common shares		72	—	—	72
Additional paid-in capital		1,140,914	—	—	1,140,914
Accumulated other comprehensive loss		(11,467)	—	—	(11,467)
Retained earnings		23,695	—	—	23,695
Total controlling interest		1,153,214	—	—	1,153,214
Noncontrolling interest in subsidiary		475,262	(326,152)	—	149,110
Total Shareholders' Equity		1,628,476	(326,152)	—	1,302,324

Total Liabilities and Shareholders' Equity		$3,148,327	$(1,039,951)	$143,825	$2,252,201

Structured Financing Portfolio
(in thousands)

		Current Period					Stated	Effective
	Previous			Current	Accrued		Interest	Interest	Maturity
Investment	Principal	Advances	Repayments	Principal	Interest	Total	Rate	Rate [1]	Dates

First mortgage notes	$65,169	$400	$(7,500)	$58,069	$1,220	$59,289	6.70%	7.01%	2016 to 2018

Mezzanine, preferred equity and other notes	47,878	—	(13,000)	34,878	9,977	44,855	14.77%	14.83%	2016 to 2020

Total notes receivable	$113,047	$400	$(20,500)	$92,947	$11,197	$104,144	9.73%	9.94%

Note:
[1] Inclusive of points and exit fees.

Reconciliation of Notes Receivable to the Consolidated Balance Sheet

Total Notes Receivable per above				$92,947
Other loans (pro-rata share)				15,913

Total Notes Receivable per Pro-Rata Balance Sheet				$108,860

Transactional Activity
(in thousands)
Core Portfolio								Funds

							Acquisitions

		Acadia								Fund		Acadia
Property Name	Transaction Price	Ownership %	Acadia Share	Month of Transaction	Location	Key Tenants		Property Name	Transaction Price	Ownership %	Fund Share	Share	Month of Transaction	Location	Key Tenants

								Fund IV:

Gotham Plaza [1]	$79,163	49%	$38,790	January	Manhattan, NY	Bank of America, The Children's Place		1964 Union Street	$2,250	90%	$2,025	$468	January	San Francisco, CA	—
991 Madison Avenue [2]	76,461	100%	76,461	March	Manhattan, NY	Vera Wang, Perrin Paris		Restaurants at Fort Point	11,500	100%	11,500	2,659	January	Boston, MA	—

Total	$155,624		$115,251					Total	$13,750		$13,525	$3,127

							Dispositions

								Fund III:

								Cortlandt Town Center [3]	$165,000	65%	$107,250	$42,503	January	Mohegan Lake, NY	—
								Heritage Shops	46,500	100%	46,500	18,428	April	Chicago, IL

									$211,500		$153,750	$60,931

							Structured Finance Investments

															Extension
								Fund IV:	Principal	Interest Rate	Maturity Date		Month of Transaction	Location	Options

								900 W. Randolph Street	$14,000	15%	February, 2021		February	Chicago, IL	2 x 12 mos.

Notes:

[1] Acquired a 49% interest in this property for $38,790. The $79,163 represents the total value of the property at the time of our transaction.
[2] Acquired a 49-year master lease interest in this property. The lease position has been capitalized for the Company's financial statements at a total value of $76,461 which consists of a $7,000 upfront payment in addition to the future annual master lease rent obligations.

[3] Sold a 65% interest in this property for $107,250. The $165,000 represents the total value of the property at the time of our transaction.

2016 Annual Guidance
Note: 2016 FFO and EPS guidance and comparable 2015 results are before acquisition related costs

(in millions except per share amounts, all per share amounts are fully diluted)
	2016 Guidance	2015 Actual	Notes
Summary:

Funds from Operations ("FFO") per share (before acquisiton costs)	$1.52 to $1.60	$1.56	'- 2015 included $0.13 of gain from the sale of air rights
			'- Before 2015 acquisition costs, which totaled $0.03

Earnings per Share ("EPS") (before acquisiton costs)	$0.99 to $1.07	$0.97

FFO Components:

Core and pro-rata share of Fund portfolio income (before acquisiton costs)	$120.5 to $124.5	$110.5	'- 2015 acquisition costs totaled $2.2 million

Asset and property management fee income, net of TRS taxes	$11.0 to $13.0	$13.1

Transactional fee income, net of TRS taxes	$7.0 to $8.0	$8.6

Other Fund related income, net	$9.0 to $11.0	$11.0	'- 2015 included $0.13 of gain from the sale of air rights
			'- Net of projeced payments under the Company's Long-Term Fund Investment Alignment Program ("FIAP")

General and administrative expense	$(31.0) to $(30.5)	$(29.4)

FFO	$116.5 to $126.0	$113.8

Additional Guidance Assumptions:

Fully diluted Common Shares and OP Units	77,000 to 79,000	73,100

Same property net operating income ("NOI") growth	3.0% to 4.0%

Core acquisitions	$200.0 to $400.0

Fund acquisitions	$200.0 to $400.0

Net Asset Valuation Information
(in thousands)

	CORE			FUND II				FUND III				FUND IV
				Fund Level		AKR Pro-rata Share		Fund Level		AKR pro-rata share		Fund Level		AKR pro-rata share
	Quarterly		Annualized (x4)	Quarterly	Annualized (x4)%		$	Quarterly	Annualized (x4)%		$	Quarterly	Annualized (x4)%		$
Current NOI
Net Operating Income	$27,467	[1]	$109,868	$1,090	$4,360	28.33%	$1,235	$3,129	$12,516	39.63%	$4,960	$3,954	$15,816	23.12%	$3,657
Less:
(Income)/ loss from properties sold or under contract				—	—		—	(1,422)	(5,688)		(2,254)	—	—		—
(Income)/ loss from pre-stabilized assets [2]				(452)	(1,808)		(512)	(547)	(2,188)		(867)	(1,280)	(5,120)		(1,184)
(Income)/ loss from development projects [3]				—	—		—	—	—		—	(143)	(572)		(132)
Net Operating Income of stabilized assets				638	2,552		723	1,160	4,640		1,839	2,531	10,124		2,341

Assets under contract for sale, net of debt									$22,022		$8,727

Costs to Date
Pre-stabilized assets [2]					$73,505		$20,824		$64,623		$25,610		$148,199		$34,264
Development projects [3]			$88,150		402,600		114,057		37,300		14,782		147,400		34,079

Total Costs to Date			$88,150		$476,105		$134,881		$101,923		$40,392		$295,599		$68,343

Debt			$539,213		$401,196		$107,068		$184,949		$45,402		$324,469		$71,586

Gross asset value [2]
Net Asset Value

Notes:
[1] Does not include a full quarter of NOI for those assets purchased during the first quarter 2016. See "Transactions Activity" page in this supplemental for descriptions of those acquisitions.
[2] Consists of the following projects:
Fund II:
161st Street
Fund III:
640 Broadway
654 Broadway
Nostrand
Fund IV:
2819 Kennedy Blvd
Paramus Plaza
17 East 71st Street
1035 Third Avenue
1151 Third Avenue
Eden Square
[3] See "Redevelopment Activity" page in this supplemental

Selected Financial Ratios
(in thousands)

	Three months ended March 31,			Three months ended March 31,	Three months ended December 31,

	2016	2015		2016	2015
COVERAGE RATIOS [1]			LEVERAGE RATIOS

Fixed-Charge Coverage Ratios			Debt/Market Capitalization Ratios

EBITDA [2] divided by:	$34,801	$26,902	Debt + Preferred Equity (Preferred O.P. Units)	$778,309	$702,730
Interest expense	5,787	5,635	Total Market Capitalization	3,447,978	3,159,675
Principal Amortization	1,031	1,363	Debt+Preferred Equity/Total Market Capitalization	23%	22%
Preferred Dividends [3]	139	6
Fixed-Charge Coverage Ratio - Core Portfolio	5.0x	3.8x	Debt [6]	704,336	654,666
			Total Market Capitalization	3,374,005	3,111,611
EBITDA divided by:	$37,382	$29,953	Net Debt+Preferred Equity/Total Market Capitalization	21%	21%
Interest expense	6,353	6,191
Principal Amortization	1,158	1,562	Debt/EBITDA Ratios
Preferred Dividends	139	6
Fixed-Charge Coverage Ratio - Core Portfolio			Debt	539,213	515,513
and Funds	4.9x	3.9x	EBITDA (Annualized) [7]	131,488	119,052
			Debt/EBITDA - Core Portfolio	4.1x	4.3x
Payout Ratios
			Debt [5]	474,901	477,306
Dividends declared (per share/OP Unit) [4]	$0.25	$0.24	EBITDA (Annualized) [7]	131,488	119,052
			Net Debt/EBITDA - Core Portfolio	3.6x	4.0x
Dividends (Shares) & Distributions (OP Units) declared	$19,342	$17,671
FFO	31,107	23,054	Debt [4]	763,269	701,899
FFO Payout Ratio	62%	77%	EBITDA (Annualized) [7]	141,812	127,124
FFO Payout Ratio before acquisition costs	62%	73%	Debt/EBITDA - Core Portfolio and Funds	5.4x	5.5x

Dividends (Shares) & Distributions (OP Units) paid	$19,342	$17,671	Debt [6]	704,336	654,666
AFFO	26,551	18,107	EBITDA (Annualized) [7]	141,812	127,124
AFFO Payout Ratio	73%	98%	Net Debt/EBITDA - Core Portfolio and Funds	5.0x	5.1x
AFFO Payout Ratio before acquisition costs	72%	92%

Notes:

[1]
Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of FFO, AFFO, EBITDA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.

[2]	See page 9 for a calculation of EBITDA.
[3]	Represents preferred distributions on Preferred Operating partnership Units.
[4]	Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt.
[5]	Reflects debt net of the current Core Portfolio cash balance at end of period.
[6]	Reflects debt net of the current Core Portfolio and pro-rata share of the Funds cash balance at end of period.
[7]	Annualized EBITDA is adjusted to include the estimated amount of net Promote income to be earned during 2016.

Portfolio Debt - Summary
Reconciliation from Pro-Rata Share of Debt to Consolidated Debt per Financial Statement
(in thousands)

	Acadia Pro-Rata Share of Debt [2]							Reconciliation to Consolidated Debt as Reported
								Add:	Less:	Acadia
	Core Portfolio		Funds		Total			Noncontrolling	Pro-rata Share of	Consolidated
	Principal	Interest	Principal	Interest	Principal	Interest		Interest Share of	Unconsolidated	Debt
Unsecured Debt	Balance	Rate	Balance	Rate	Balance	Rate		Consolidated Debt [3]	Debt [4]	As Reported

Fixed-Rate Debt [1]	$199,071	3.9%	$—	n/a	$199,071	3.9%	26%	$—	$—	$199,071
Variable-Rate Debt	929	1.9%	34,064	2.8%	34,993	1.9%	5%	108,762	—	143,755
							31%
Mortgage and Other Notes Payable

Fixed-Rate Debt [1]	339,213	4.6%	76,004	4.3%	415,217	4.3%	54%	347,007	(106,818)	655,406
Variable-Rate Debt	—	—	113,988	2.4%	113,988	2.4%	15%	233,259	(39,492)	307,755
							69%

Total	$539,213	4.3%	$224,056	3.1%	$763,269	3.8%	100%	$689,028	$(146,310)	1,305,987
Unamortized premium										1,726
Unamortized loan costs										(11,155)
										$1,296,558

Notes:
[1] Fixed-rate debt includes notional principal fixed through swap transactions.
[2] Represents the Company's pro-rata share of debt based on its percent ownership.
[3] Represents the noncontrolling interest pro-rata share of consolidated partnership debt based on its percent ownership.
[4] Represents the Company's pro-rata share of unconsolidated partnership debt based on its percent ownership.

Portfolio Debt - Detail
(in thousands)

	Principal Balance at	Acadia's Pro-rata Share		Interest	Maturity	Extension
Property	March 31, 2016	Percent	Amount	Rate	Date	Options

CORE PORTFOLIO

Fixed-Rate Debt
330-340 River Street	$10,356	100.0%	$10,356	5.24%	5/1/2016	1 x 60 mos.
Brandywine Town Center	166,200	22.2%	36,933	5.99%	7/1/2016	None
Rhode Island Place Shopping Center	15,662	100.0%	15,662	6.35%	12/1/2016	None
239 Greenwich Avenue	26,000	75.0%	19,500	5.42%	2/11/2017	None
639 West Diversey	4,115	100.0%	4,115	6.65%	3/1/2017	None
Merrillville Plaza	25,057	100.0%	25,057	5.88%	8/1/2017	None
Bedford Green	29,038	100.0%	29,038	5.10%	9/5/2017	None
163 Highland Avenue	9,537	100.0%	9,537	4.66%	2/1/2024	None
Crossroads Shopping Center	67,500	49.0%	33,075	3.94%	9/30/2024	None
840 N. Michigan	73,500	88.4%	64,996	4.36%	2/10/2025	None
Georgetown Portfolio	17,496	50.0%	8,748	4.72%	12/10/2027	None
Unsecured interest rate swaps [1]	199,071	100.0%	199,071	3.87%	Various
Secured interest rate swaps [1]	93,208	88.2%	82,196	3.17%	Various

Sub-Total Fixed-Rate Debt	736,740		538,284	4.33%

Secured Variable-Rate Debt

664 N. Michigan	42,792	100.0%	42,792	Libor + 165	6/28/2018	1 x 60 mos.
4401 N. White Plains Road	5,983	100.0%	5,983	Libor + 190	9/1/2022	None
28 Jericho Turnpike	15,205	100.0%	15,205	Libor + 190	1/23/2023	None
60 Orange Street	7,947	98.0%	7,788	Libor + 175	4/3/2023	None
Gotham Plaza	21,281	49.0%	10,428	Libor + 160	6/10/2023	None
Secured interest rate swaps [1]	(93,208)	88.2%	(82,196)	Libor + 147

Unsecured Variable-Rate Debt

Unsecured Line of Credit [2]	—	100.0%	—	Libor + 140	1/31/2018	1 x 12 mos.
Unsecured Term Loan	50,000	100.0%	50,000	Libor + 130	11/25/2019	None
Unsecured Term Loan	50,000	100.0%	50,000	Libor + 130	7/2/2020	None
Unsecured Term Loan	50,000	100.0%	50,000	Libor + 130	1/4/2021	None
Unsecured Term Loan	50,000	100.0%	50,000	Libor + 160	12/18/2022	None
Unsecured interest rate swaps [1]	(199,071)	100.0%	(199,071)	Libor + 147

Sub-Total Variable-Rate Debt	929		929	Libor + 147

Total Debt - Core Portfolio	$737,669		$539,213	4.33%

Portfolio Debt - Detail (continued)
(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest	Maturity	Extension
Property	Entity	March 31, 2016	Percent	Amount	Rate	Date	Options

Funds

Fixed-Rate Debt
CityPoint [3]	Fund II	$19,000	25.4%	$4,824	1.25%	12/23/2016	1 x 12 mos.
216th Street [3]	Fund II	25,500	28.1%	7,159	5.80%	10/1/2017	None
CityPoint [3,6]	Fund II	5,262	26.7%	1,403	1.00%	8/23/2019	None
CityPoint [3]	Fund II	200,000	26.7%	53,341	4.75%	5/29/2020	None
1964 Union Street	Fund IV	1,463	20.8%	304	3.80%	10/1/2025	None
2207 Fillmore Street [3]	Fund IV	1,120	20.8%	233	4.50%	10/31/2025	None
Interest rate swaps [1]	Funds II & IV	34,741	25.2%	8,740	3.23%	Various

Sub-Total Fixed-Rate Debt		287,086		76,004	4.3%

Variable-Rate Debt
Nostrand Avenue	Fund III	11,440	39.6%	4,534	Libor + 265	5/1/2016	2 x 12 mos.
Broughton Street Portfolio	Fund IV	20,000	23.1%	4,624	Libor + 300	5/5/2016	1 x 6 mos.
640 Broadway [3]	Fund III	22,001	25.0%	5,504	Libor + 295	7/1/2016	None
CityPoint [3]	Fund II	20,000	26.7%	5,334	Libor + 170	8/23/2016	1 x 12 mos.
Acadia Strategic Opportunity II LLC	Fund II	20,000	28.3%	5,666	Libor + 275	10/19/2016	None
Acadia Strategic Opportunity IV LLC [4]	Fund IV	82,710	23.1%	19,123	Libor + 165	11/18/2016	None
Promenade at Manassas [3]	Fund IV	25,000	22.8%	5,696	Libor + 140	11/19/2016	2 x 12 mos.
CityPoint [3]	Fund II	62,000	25.4%	15,742	Sifma + 160	12/23/2016	1 x 12 mos.
1701 Belmont Avenue [3,7]	Fund IV	3,111	22.8%	709	Prime + 50	1/31/2017	None
Acadia Strategic Opportunity IV LLC [5]	Fund IV	40,116	23.1%	9,275	Libor + 275	2/9/2017	1 x 6 mos.
Heritage Shops	Fund III	24,478	39.6%	9,701	Libor + 155	2/28/2017	1 x 12 mos.
654 Broadway	Fund III	8,780	39.6%	3,480	Libor + 188	3/1/2017	2 x 12 mos.
Arundel Plaza [3]	Fund III	10,000	35.7%	3,567	Libor + 200	4/8/2017	1 x 12 mos.
New Hyde Park Shopping Center	Fund III	11,120	39.6%	4,407	Libor + 185	5/1/2017	2 x 12 mos.
938 W. North Avenue [3]	Fund IV	12,500	18.5%	2,312	Libor + 235	5/1/2017	1 x 12 mos.
1151 Third Avenue	Fund IV	12,481	23.1%	2,886	Libor + 175	6/3/2017	2 x 12 mos.
210 Bowery	Fund IV	4,654	23.1%	1,076	Libor + 275	10/15/2017	1 x 12 mos.
2819 Kennedy Boulevard [3]	Fund IV	6,814	22.8%	1,553	Libor + 215	12/9/2017	2 x 12 mos.
Eden Square [3]	Fund IV	16,000	22.8%	3,646	Libor + 200	12/17/2017	1 x 12 mos.
161st Street [3]	Fund II	29,500	28.1%	8,282	Libor + 250	4/1/2018	None
230/240 W. Broughton	Fund IV	8,594	11.6%	993	Libor + 190	5/1/2018	None
Paramus Plaza [3]	Fund IV	14,099	11.6%	1,630	Libor + 170	2/20/2019	None
Lake Montclair	Fund IV	14,807	23.1%	3,423	Libor + 215	5/1/2019	None
Cortlandt Town Center	Fund III	93,000	13.9%	12,900	Libor + 175	1/28/2020	None
17 E. 71st Street	Fund IV	19,000	23.1%	4,393	Libor + 190	6/9/2020	None
1035 Third Avenue	Fund IV	42,000	23.1%	9,710	Libor + 235	1/27/2021	None
CityPoint [3]	Fund II	19,934	26.7%	5,317	Libor + 139	11/1/2021	None
3104 M Street [3,7]	Fund III	4,130	31.7%	1,309	Prime + 50	12/10/2021	None
Interest rate swaps [1]	Funds II & IV	(34,741)	25.2%	(8,740)	Libor + 198

Sub-Total Variable-Rate Debt		623,528		148,052	Libor + 200

Total Debt - Funds		$910,614		$224,056	3.07%

Total Debt - Core Portfolio and Funds		$1,648,283		$763,269	3.96%

Portfolio Debt - Notes
(in thousands)

[1] The Company has hedged a portion of its variable-rate debt with variable to fixed-rate swap agreements
[2] This is an unsecured revolving facility which has a current capacity up to $150,000 and can be increased to $300,000.
The interest rate will vary based on levels of leverage. As of March 31, 2016, the interest rate is LIBOR + 140 basis points.
[3] Acadia's interest in this Fund debt is also reflected net of other JV interests at the investment level.
[4] Total current availability under this facility is $150,000. Fund IV also has the ability to increase the size of this facility to a total of $206,478.
[5] Total current availability under this facility is $50,000.
[6] This loan was made in connection with the New Markets Tax Credit and contains a borrower option to purchase the loan for $1 at the end of the term.
[7] Bears interest at the greater of 4% or the Prime Rate plus 50 basis points.

Future Debt Maturities [1]
(in thousands)

Core Portfolio
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2016	$3,253	$191,999	$195,252	$2,943	$62,732	$65,675	5.97%	5.97%	n/a
2017	4,037	82,926	86,963	3,463	76,426	79,889	5.51%	5.51%	n/a
2018	3,674	40,058	43,732	2,629	40,058	42,687	2.09%	n/a	2.09%
2019	3,263	50,000	53,263	2,176	50,000	52,176	1.74%	n/a	1.74%
2020	3,374	50,000	53,374	2,247	50,000	52,247	1.84%	n/a	1.84%
Thereafter	12,526	292,559	305,085	7,588	238,951	246,539	2.65%	4.12%	1.26%
Total	$30,127	$707,542	$737,669	$21,046	$518,167	$539,213

Funds
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2016	$1,460	$282,049	$283,509	$468	$71,021	$71,489	2.26%	1.25%	2.33%
2017	1,050	174,344	175,394	273	49,332	49,605	2.78%	4.68%	2.25%
2018	918	38,094	39,012	202	9,275	9,477	2.99%	n/a	2.99%
2019	1,279	124,967	126,246	214	18,970	19,184	2.17%	1.00%	2.26%
2020	398	218,539	218,937	102	57,627	57,729	4.57%	4.75%	2.34%
Thereafter	1,169	66,347	67,516	312	16,260	16,572	2.58%	4.10%	2.53%
Total	$6,274	$904,340	$910,614	$1,414	$222,485	$224,056

Note:
[1] Does not include any applicable extension options

Core Portfolio Retail Properties - Detail [1]
												Leased	Annualized	Annualized
		Year	Acadia's	Gross Leaseable Area				In Place Occupancy				Occupancy	Base Rent	Base Rent PSF
Property	Key Tenants	Acquired	interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	Total	Total

STREET AND URBAN RETAIL
Chicago Metro

664 N. Michigan Avenue	Tommy Bahama, Ann Taylor Loft, Harley Davidson	2013	100.0%	18,141	—	—	18,141	100.0%	—	—	100.0%	100.0%	$4,412,967	$243.26
840 N. Michigan Avenue	H & M, Verizon Wireless	2014	88.4%	87,135	—	—	87,135	100.0%	—	—	100.0%	100.0%	7,610,395	87.34
Rush and Walton Streets Collection - 6 properties	Lululemon, Brioni, BHLDN, Marc Jacobs	2011/12	100.0%	41,533	—	—	41,533	95.8%	—	—	95.8%	100.0%	6,231,019	156.63
651-671 West Diversey	Trader Joe's, Urban Outfitters	2011	100.0%	46,259	—	—	46,259	100.0%	—	—	100.0%	100.0%	1,935,129	41.83
Clark Street and W. Diversey Collection - 3 properties	Ann Taylor, Akira	2011/12	100.0%	23,531	—	—	23,531	95.6%	—	—	95.6%	95.6%	1,232,791	54.82
Halsted and Armitage Collection - 9 properties	Intermix, BCBG, Club Monaco	2011/12	100.0%	44,658	—	—	44,658	95.2%	—	—	95.2%	95.2%	1,808,072	42.53
North Lincoln Park Chicago Collection - 6 properties	Forever 21, Aldo, Carhartt, Chase Bank	2011/14	100.0%	22,125	—	29,130	51,255	100.0%	—	67.6%	81.6%	81.6%	1,663,879	39.78
Roosevelt Galleria	Petco, Vitamin Shoppe	2015	100.0%	—	—	37,995	37,995	—	—	100.0%	100.0%	100.0%	1,066,439	28.07
				283,382	—	67,125	350,507	98.3%	—	86.0%	95.9%	96.4%	25,960,691	77.23
New York Metro
83 Spring Street	Paper Source	2012	100.0%	3,000	—	—	3,000	100.0%	—	—	100.0%	100.0%	686,272	228.76
152-154 Spring Street	—	2014	100.0%	2,936	—	—	2,936	100.0%	—	—	100.0%	100.0%	2,242,681	763.86
Mercer Street	3 X 1 Denim	2011	100.0%	3,375	—	—	3,375	100.0%	—	—	100.0%	100.0%	431,250	127.78
East 17th Street	Union Fare	2008	100.0%	11,467	—	—	11,467	100.0%	—	—	100.0%	100.0%	1,300,014	113.37
West 54th Street	Stage Coach Tavern	2007	100.0%	5,773	—	—	5,773	78.4%	—	—	78.4%	78.4%	1,848,960	408.36
61 Main Street	Chicos	2014	100.0%	3,400	—	—	3,400	100.0%	—	—	100.0%	100.0%	351,560	103.40
181 Main Street	TD Bank	2012	100.0%	11,350	—	—	11,350	100.0%	—	—	100.0%	100.0%	866,365	76.33
4401 White Plains Road	Walgreens	2011	100.0%	—	12,964	—	12,964	—	100.0%	—	100.0%	100.0%	625,000	48.21
Bartow Avenue	Sleepy's	2005	100.0%	—	—	14,676	14,676	—	—	100.0%	100.0%	100.0%	371,379	25.31
239 Greenwich Avenue	Betteridge Jewelers, Coach	1998	75.0%	16,553	—	—	16,553	100.0%	—	—	100.0%	100.0%	1,481,080	89.48
252-256 Greenwich Avenue	Madewell, Calypso, Jack Wills	2014	100.0%	7,986	—	—	7,986	100.0%	—	—	100.0%	100.0%	1,308,431	163.84
Third Avenue	Planet Fitness	2006	100.0%	—	21,650	18,670	40,320	—	100.0%	100.0%	100.0%	100.0%	918,690	22.78
868 Broadway	Dr. Martens	2013	100.0%	2,031	—	—	2,031	100.0%	—	—	100.0%	100.0%	702,531	345.90
313-315 Bowery2	John Varvatos, Patagonia	2013	100.0%	6,600	—	—	6,600	100.0%	—	—	100.0%	100.0%	435,600	66.00
120 West Broadway	HSBC Bank, Citibank	2013	100.0%	13,838	—	—	13,838	91.3%	—	—	91.3%	100.0%	1,905,910	150.80
131-135 Prince Street	Folli Follie, Uno De 50	2014	100.0%	3,200	—	—	3,200	100.0%	—	—	100.0%	100.0%	1,269,324	396.66

2520 Flatbush Avenue	Bob's Discount Furniture, Capital One	2014	100.0%	—	—	29,114	29,114	—	—	100.0%	100.0%	100.0%	1,054,338	36.21
Shops at Grand	Stop & Shop (Ahold)	2014	100.0%	—	52,336	47,639	99,975	—	100.0%	93.7%	97.0%	97.0%	2,958,185	30.51
Gotham Plaza	Bank of America, Children's Place	2016	49.0%	—	—	26,180	26,180	—	—	91.6%	91.6%	91.6%	1,464,945	61.09
				91,509	86,950	136,279	314,738	97.3%	100.0%	96.2%	97.6%	98.0%	22,222,515	72.36
San Francisco Metro
City Center	City Target, Best Buy	2015	100.0%	—	174,311	30,337	204,648	—	100.0%	82.9%	97.5%	97.5%	7,613,310	38.17
				—	174,311	30,337	204,648	—	100.0%	82.9%	97.5%	97.5%	7,613,310	38.17
District of Columbia Metro
1739-53 & 1801-03 Connecticut Avenue	Ruth Chris Steakhouse, TD Bank	2012	100.0%	22,907	—	—	22,907	90.2%	—	—	90.2%	100.0%	1,228,605	59.44
Rhode Island Place Shopping Center	TJ Maxx	2012	100.0%	—	24,996	32,533	57,529	—	100.0%	83.1%	90.4%	90.4%	1,460,379	28.07
M Street and Wisconsin Corridor - 7 Properties	Lacoste, Juicy Couture, Coach	2011	62.3%	31,629	—	—	31,629	100.0%	—	—	100.0%	100.0%	2,729,071	86.28
				54,536	24,996	32,533	112,065	95.9%	100.0%	83.1%	93.1%	95.1%	5,418,055	51.93
Boston Metro
330-340 River Street	Whole Foods	2012	100.0%	—	40,800	13,426	54,226	—	100.0%	100.0%	100.0%	100.0%	1,130,470	20.85
				—	40,800	13,426	54,226	—	100.0%	100.0%	100.0%	100.0%	1,130,470	20.85

Total Street and Urban Retail				429,427	327,057	279,700	1,036,184	97.8%	100.0%	91.0%	96.6%	97.1%	$62,345,041	$62.27

Acadia Share Total Street and Urban Retail				402,867	327,057	266,348	996,272	97.6%	100.0%	88.0%	96.6%	97.1%	$59,317,076	$61.63

Notes:
[1] The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy", but for which rent payment has not yet commenced. Residential and office GLA is excluded.

613-623 West Diversey Parkway and 991 Madison Avenue are under redevelopment.
[2] Represents the annual base rent paid to Acadia pursuant to a master lessee and does not reflect the rent paid by the retail tenants at the property.

Core Portfolio Retail Properties - Detail [1] (continued)
												Leased	Annualized	Annualized
		Year	Acadia's	Gross Leaseable Area				In Place Occupancy				Occupancy	Base Rent
Property	Key Tenants	Acquired	interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	Total	Total
SUBURBAN PROPERTIES
New Jersey
Elmwood Park Shopping Center	Walgreens, Acme	1998	100.0%	—	62,610	86,460	149,070	—	100.0%	95.3%	97.3%	97.3%	$3,858,824	$26.61
Marketplace of Absecon	Rite Aid, Dollar Tree	1998	100.0%	—	46,724	57,832	104,556	—	100.0%	85.9%	92.2%	92.2%	1,376,956	14.28
60 Orange Street	Home Depot	2012	98.0%	—	101,715	—	101,715	—	100.0%	—	100.0%	100.0%	695,000	6.83

New York
Village Commons Shopping Center	—	1998	100.0%	—	—	87,330	87,330	—	—	98.1%	98.1%	98.1%	2,775,897	32.41
Branch Plaza	LA Fitness, The Fresh Market	1998	100.0%	—	77,364	47,075	124,439	—	85.7%	77.5%	82.6%	91.5%	2,635,073	25.63
Amboy Center	Stop & Shop (Ahold)	2005	100.0%	—	37,266	26,024	63,290	—	100.0%	100.0%	100.0%	100.0%	2,046,521	32.34
Pacesetter Park Shopping Center	Stop & Shop (Ahold)	1999	100.0%	—	52,052	46,107	98,159	—	100.0%	93.6%	97.0%	98.3%	1,223,342	12.85
LA Fitness	LA Fitness	2007	100.0%	—	55,000	—	55,000	—	100.0%	—	100.0%	100.0%	1,391,500	25.30
Crossroads Shopping Center	Home Goods, PetSmart, Kmart	1998	49.0%	—	202,727	108,035	310,762	—	100.0%	83.6%	94.3%	94.3%	6,843,208	23.35
New Loudon Center	Price Chopper, Marshalls	1993	100.0%	—	251,058	4,615	255,673	—	100.0%	100.0%	100.0%	100.0%	2,060,935	8.06
28 Jericho Turnpike	Kohl's	2012	100.0%	—	96,363	—	96,363	—	100.0%	—	100.0%	100.0%	1,650,000	17.12
Bedford Green	Shop Rite	2014	100.0%	—	37,981	52,608	90,589	—	100.0%	66.5%	80.6%	80.6%	2,190,667	30.02

Connecticut
Town Line Plaza [2]	Wal-Mart, Stop & Shop (Ahold)	1998	100.0%	—	163,159	43,187	206,346	—	100.0%	93.6%	98.7%	98.7%	1,720,212	16.18

Massachusetts
Methuen Shopping Center	Wal-Mart, Market Basket	1998	100.0%	—	120,004	10,017	130,021	—	100.0%	100.0%	100.0%	100.0%	1,257,627	9.67
Crescent Plaza	Home Depot, Shaw's (Supervalu)	1993	100.0%	—	156,985	61,163	218,148	—	100.0%	85.7%	96.0%	96.0%	1,812,245	8.65
201 Needham Street	Michael's	2014	100.0%	—	20,409	—	20,409	—	100.0%	—	100.0%	100.0%	591,861	29.00
163 Highland Avenue	Staples, Petco	2015	100.0%	—	40,505	—	40,505	—	100.0%	—	100.0%	100.0%	1,275,673	31.49

Vermont
The Gateway Shopping Center	Shaw's (Supervalu)	1999	100.0%	—	73,184	28,471	101,655	—	100.0%	100.0%	100.0%	100.0%	2,038,751	20.06

Illinois
Hobson West Plaza	Garden Fresh Markets	1998	100.0%	—	51,692	47,445	99,137	—	100.0%	92.2%	96.3%	96.3%	1,159,961	12.15

Indiana					123,369

Merrillville Plaza	Jo-Ann Fabrics, TJ Maxx	1998	100.0%	—	123,220	112,867	236,087	—	100.0%	93.4%	96.8%	96.8%	3,267,912	14.29

Michigan
Bloomfield Town Square	Best Buy, Home Goods,	1998	100.0%	—	153,839	81,947	235,786	—	100.0%	100.0%	100.0%	100.0%	3,631,169	15.40
	TJ Maxx, Dick's Sporting Goods
Ohio
Mad River Station	Babies 'R' Us	1999	100.0%	—	58,185	65,150	123,335	—	100.0%	67.4%	82.8%	82.8%	1,396,788	13.69

Delaware
Brandywine Town Center	Lowes, Bed Bath & Beyond,	2003	22.2%	—	775,803	48,608	824,411	—	94.0%	80.0%	93.1%	93.1%	12,397,942	16.15
	Target, Dick's Sporting Goods			—
Market Square Shopping Center	Trader Joe's, TJ Maxx	2003	22.2%	—	42,850	59,197	102,047	—	100.0%	100.0%	100.0%	100.0%	2,774,471	27.19
Naamans Road	—	2006	100.0%	—	—	19,984	19,984	—	—	75.0%	75.0%	75.0%	637,701	42.55

Pennsylvania
Mark Plaza	Kmart	1993	100.0%	—	104,956	1,900	106,856	—	100.0%	100.0%	100.0%	100.0%	240,664	2.25
Plaza 422	Home Depot	1993	100.0%	—	139,968	16,311	156,279	—	100.0%	100.0%	100.0%	100.0%	850,978	5.45
Route 6 Plaza	Kmart	1994	100.0%	—	146,568	29,021	175,589	—	100.0%	79.3%	96.6%	96.6%	1,205,595	7.11
Chestnut Hill	—	2006	100.0%	—	—	37,646	37,646	—	—	100.0%	100.0%	100.0%	911,489	24.21
Abington Towne Center [3]	Target, TJ Maxx	1998	100.0%	—	184,616	31,662	216,278	—	100.0%	70.4%	95.7%	95.7%	1,040,142	21.10

Total Suburban Properties				—	3,376,803	1,210,662	4,587,465	—	98.3%	88.7%	95.8%	96.0%	66,959,103	16.18

Acadia Share Total Suburban Properties				—	2,594,125	1,071,713	3,665,838	—	99.2%	88.8%	96.1%	96.5%	$51,654,065	$15.80

TOTAL CORE PROPERTIES				429,427	3,703,860	1,490,362	5,623,649	97.8%	98.4%	89.1%	95.9%	96.2%	$129,304,144	$25.16

Acadia Share Total Core Properties				402,867	2,961,687	1,338,062	4,702,615	97.6%	99.3%	89.2%	96.3%	96.6%	$110,971,142	$25.97

Notes:
[1] The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy", but for which rent payment has not yet commenced. Residential and office GLA is excluded.

[2] Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
[3] Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

Core Portfolio Top Tenants - Ranked by Annual Base Rent (ABR) [1]

		Pro-Rata
	Number of stores	Combined		Percentage of Total
	in Core			Percentage of
Tenant	portfolio	GLA	Base Rent	Portfolio GLA	Base Rent

Royal Ahold [2]	4	207,513	$3,625,951	4.4%	3.3%

Best Buy	2	86,686	3,574,348	1.8%	3.2%

Target	2	155,822	3,229,025	3.3%	2.9%

Albertsons Companies [3]	3	171,182	3,154,331	3.6%	2.8%

Ascena Retail Group [4]	5	23,233	2,427,684	0.5%	2.2%

Verizon	2	31,371	2,384,931	0.7%	2.1%

LA Fitness	2	100,000	2,336,500	2.1%	2.1%

Home Depot	3	312,718	1,827,600	6.6%	1.6%

TJX Companies [5]	8	209,198	1,670,851	4.4%	1.5%

Walgreens	3	37,499	1,412,716	0.8%	1.3%

Sleepy's	10	123,927	1,348,089	2.6%	1.2%
Kate Spade	2	4,250	1,341,182	0.1%	1.2%
Citibank	4	16,160	1,233,029	0.3%	1.1%
Kmart	3	273,969	1,170,078	5.8%	1.1%
JP Morgan Chase	6	27,374	1,092,078	0.6%	1.0%
Bob's Discount Furniture	2	34,819	1,064,237	0.7%	1.0%
TD Bank	2	15,560	1,060,904	0.3%	1.0%
Trader Joe's	2	19,094	967,216	0.4%	0.9%
Urban Outfitters	2	19,902	893,186	0.4%	0.8%
HSBC Bank	2	5,686	884,901	0.1%	0.8%
TOTAL	69	1,875,963	$36,698,837	39.5%	33.1%

Note:
[1] Does not include tenants that operate at only one Acadia Core location.
[2] Stop and Shop (4)
[3] Shaw's (2), Acme (1)
[4] Ann Taylor Loft (2), Catherines (1), Dress Barn (1), Lane Bryant (1)
5 TJMaxx (5), Marshalls (1), HomeGoods (2)

Core Portfolio Lease Expirations

	Street Tenants					Anchor Tenants					Shop Tenants					Total Tenants
		Gross Leased Area		Base Rent			Gross Leased Area		Base Rent			Gross Leased Area		Base Rent			Gross Leased Area		Base Rent
	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total

M to M [1]	—	—	—	$—	—	—	—	—	$—	—	5	17,936	1.4%	$16.70	0.8%	5	17,936	0.3%	$16.70	0.2%
2016	4	32,842	7.8%	38.96	3.0%	3	149,045	4.4%	12.00	3.7%	38	158,942	11.9%	21.53	9.2%	45	340,829	6.6%	19.04	5.0%
2017	8	34,503	8.2%	94.83	7.6%	7	321,386	9.5%	11.53	7.6%	49	197,495	14.9%	30.89	16.4%	64	553,384	10.8%	23.63	10.1%
2018	5	70,756	16.9%	84.91	14.0%	8	472,193	13.9%	18.09	17.4%	58	181,964	13.7%	30.16	14.7%	71	724,913	14.1%	27.64	15.5%
2019	7	18,858	4.5%	166.68	7.3%	9	334,577	9.9%	8.82	6.0%	29	93,115	7.0%	25.27	6.3%	45	446,550	8.7%	18.92	6.5%
2020	12	32,005	7.6%	120.36	9.0%	9	488,606	14.4%	12.46	12.4%	26	100,784	7.6%	21.44	5.8%	47	621,395	12.1%	19.48	9.4%
2021	11	61,647	14.7%	60.24	8.6%	11	425,753	12.6%	11.48	10.0%	17	89,482	6.7%	24.04	5.8%	39	576,882	11.2%	18.64	8.3%
2022	5	19,361	4.6%	149.32	6.7%	2	69,837	2.1%	26.15	3.7%	21	86,831	6.5%	27.40	6.4%	28	176,029	3.4%	40.31	5.5%
2023	5	22,169	5.3%	95.95	4.9%	5	205,067	6.0%	17.92	7.5%	13	74,549	5.6%	27.72	5.5%	23	301,785	5.9%	26.08	6.1%
2024	8	60,828	14.5%	95.70	13.5%	7	330,390	9.7%	20.41	13.8%	23	108,515	8.2%	28.96	8.4%	38	499,733	9.7%	31.43	12.1%
2025	6	22,998	5.5%	144.82	7.7%	6	179,820	5.3%	18.59	6.8%	24	79,047	6.0%	39.54	8.4%	36	281,865	5.5%	34.76	7.6%
Thereafter	10	43,839	10.4%	173.01	17.5%	8	414,517	12.1%	13.09	11.2%	16	139,662	10.5%	33.05	12.5%	34	598,018	11.8%	29.48	13.5%
Total	81	419,806	100.0%	$102.48	99.8%	75	3,391,191	99.9%	$14.44	100.1%	319	1,328,322	100.0%	$28.08	100.2%	475	5,139,319	100.1%	$25.16	99.8%

							254,916	Anchor GLA Owned by Tenants									254,916	Anchor GLA Owned by Tenants
		9,621	Total Vacant				57,753	Total Vacant				162,040	Total Vacant				229,414	Total Vacant
		429,427	Total Square Feet				3,703,860	Total Square Feet				1,490,362	Total Square Feet				5,623,649	Total Square Feet

Note:
[1] Leases currently under month to month or in process of renewal

Core Portfolio - New and Renewal Rent Spreads [1]

	3 months ended
	March 31, 2016
	GAAP[3]	Cash[2]
New leases
Number of new leases executed	3	3
GLA	15,938	15,938
New base rent	$26.21	$24.60
Previous base rent	$24.73	$24.85
Average cost per square foot	$67.66	$67.66
Weighted Average Lease Term (years)	10.7	10.7
Percentage growth in base rent	6.0%	(1.0)%

Renewal leases
Number of renewal leases executed	9	9
GLA	27,077	27,077
New base rent	$28.04	$27.45
Expiring base rent	$25.14	$25.61
Average cost per square foot	$—	$—
Weighted Average Lease Term (years)	6.8	6.8
Percentage growth in base rent	11.5%	7.2%

Total new and renewal Leases
Number of new and renewal leases executed	12	12
GLA commencing	43,015	43,015
New base rent	$27.36	$26.39
Expiring base rent	$24.99	$25.33
Average cost per square foot	$25.07	$25.07
Weighted Average Lease Term (years)	8.2	8.2
Percentage growth in base rent	9.5%	4.2%

Notes:
[1] Based on lease execution dates. Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects; renewal leases include exercised options.
[2] Rents have not been calculated on a straight-line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.
[3] Rents are calculated on a straight-line ("GAAP") basis.

Core Portfolio Capital Expenditures
Current Quarter

	Current Quarter	Historical
	3 months ended	Prior Year ended
	March 31, 2016	December 31, 2015

Leasing Commissions	$17	$1,566
Tenant Improvements	2,229	6,349
Capital Expenditures	284	3,602
Total Capital Expenditures	$2,530	$11,517

Other redevelopment and re-anchoring related activities	$—	$4,107	[1]

Note:
[1] Costs associated with the re-anchoring of Branch and Crossroads shopping centers.

Property Demographics - Core
					3-Mile Radius
			Base	Total	Total	#	Median HH	Avg. HH
Property	City	State	Rent	GLA	Pop.	HH	Income	Income
Core - Street and Urban Retail

664 N. Michigan Avenue	Chicago	IL	$4,412,967	18,141	295,897	163,646	$74,143	$115,275
840 N. Michigan Avenue	Chicago	IL	7,610,395	87,135	307,531	172,435	79,109	122,284
Rush and Walton Streets Collection - 6 properties	Chicago	IL	6,231,019	41,533	319,505	178,056	75,196	116,122
613-623 West Diversey Parkway	Chicago	IL	—	19,265	404,680	217,820	70,480	105,904
651-671 West Diversey	Chicago	IL	1,935,129	46,259	413,506	220,785	70,198	105,234
Clark Street and W. Diversey Collection - 3 properties	Chicago	IL	1,232,791	23,531	406,523	217,890	70,388	105,694
Halsted and Armitage Collection - 9 properties	Chicago	IL	1,808,072	44,658	443,549	238,098	72,697	108,583
North Lincoln Park Chicago Collection - 6 properties	Chicago	IL	1,663,879	51,255	496,377	247,811	68,233	99,096
Roosevelt Galleria	Chicago	IL	1,066,439	37,995	357,206	178,934	65,333	100,927

83 Spring Street	Manhattan	NY	686,272	3,000	981,658	479,147	85,920	121,994
152-154 Spring Street	Manhattan	NY	2,242,681	2,936	918,561	473,494	87,476	126,722
Mercer Street	Manhattan	NY	431,250	3,375	942,758	457,309	85,389	121,063
East 17th Street	Manhattan	NY	1,300,014	11,467	1,079,577	547,698	91,428	133,947
West 54th Street	Manhattan	NY	1,848,960	5,773	1,249,501	636,418	91,179	137,662
61 Main Street	Westport	CT	351,560	3,400	46,740	17,572	126,406	193,141
181 Main Street	Westport	CT	866,365	11,350	46,401	17,290	132,350	187,954
4401 White Plains Road	Bronx	NY	625,000	12,964	571,325	214,126	52,977	65,542
Bartow Avenue	Bronx	NY	371,379	14,676	578,872	215,091	47,890	58,583
239 Greenwich Avenue	Greenwich	CT	1,481,080	16,553	67,092	24,790	112,373	169,820
252-256 Greenwich Avenue	Greenwich	CT	1,308,431	7,986	67,228	25,117	110,894	176,008
Third Avenue	Bronx	NY	918,690	40,320	1,239,993	443,231	35,628	49,095
868 Broadway	Manhattan	NY	702,531	2,031	1,077,976	547,276	91,410	134,095
313-315 Bowery	Manhattan	NY	435,600	6,600	1,032,158	506,284	85,730	122,785
120 West Broadway	Manhattan	NY	1,905,910	13,838	878,321	422,645	85,293	121,409
131-135 Prince Street	Manhattan	NY	1,269,324	3,200	990,615	484,990	88,621	132,090
2520 Flatbush Avenue	Brooklyn	NY	1,054,338	29,114	553,769	211,713	56,343	68,554
Shops at Grand	Queens	NY	2,958,185	99,975	935,540	331,826	56,790	68,721
Gotham Plaza	Manhattan	NY	1,464,945	26,180	1,316,651	547,928	64,400	99,981
991 Madison Avenue	Manhattan	NY	—	6,920	1,265,411	626,933	89,711	139,825

City Center	San Francisco	CA	7,613,310	204,648	514,866	247,768	79,424	109,896

1739-53 & 1801-03 Connecticut Avenue	Washington	DC	1,228,605	22,907	338,815	164,797	81,801	108,533
Rhode Island Place Shopping Center	Washington	DC	1,460,379	57,529	348,349	157,678	66,984	86,314
M Street and Wisconsin Corridor - 7 properties	Georgetown	DC	2,729,071	31,629	321,861	160,430	87,539	114,211

330-340 River Street	Cambridge	MA	1,130,470	54,226	492,750	214,634	65,037	91,540

Total Core Street and Urban Retail
Weighted Average - Based on annual base rent					536,346	258,098	$78,351	$114,180

Property Demographics - Core (continued)
						3-Mile Radius
				Base	Total	Total	#	Median HH	Avg. HH
	Property	City	State	Rent	GLA	Pop.	HH	Income	Income

	Core - Suburban Properties

	Elmwood Park Shopping Center	Elmwood Park	NJ	$3,858,824	149,070	252,982	84,585	$60,290	$69,299
	Marketplace of Absecon	Absecon	NJ	1,376,956	104,556	32,668	11,471	61,717	73,395
	60 Orange Street	Bloomfield	NJ	695,000	101,715	338,909	125,166	56,211	67,492
	Village Commons Shopping Center	Smithtown	NY	2,775,897	87,330	67,473	22,922	109,170	123,046
	Branch Plaza	Smithtown	NY	2,635,073	124,439	67,554	22,991	108,660	122,359
	Amboy Center	Staten Island	NY	2,046,521	63,290	151,900	55,451	87,868	98,504
	Pacesetter Park Shopping Center	Pomona	NY	1,223,342	98,159	36,144	11,216	112,281	126,247
	LA Fitness	Staten Island	NY	1,391,500	55,000	128,131	45,167	79,348	89,832
	Crossroads Shopping Center	White Plains	NY	6,843,208	310,762	109,134	42,516	96,092	118,263
	New Loudon Center	Latham	NY	2,060,935	255,673	42,827	17,479	67,391	81,548
	28 Jericho Turnpike	Westbury	NY	1,650,000	96,363	95,953	29,144	108,872	129,163
	Bedford Green	Bedford Hills	NY	2,190,667	90,589	25,440	8,955	99,204	140,115
	Town Line Plaza	Rocky Hill	CT	1,720,212	206,346	46,399	19,437	72,685	86,521
	Methuen Shopping Center	Methuen	MA	1,257,627	130,021	99,701	34,864	50,705	60,706
	Crescent Plaza	Brockton	MA	1,812,245	218,148	98,838	34,781	57,332	64,961
	201 Needham Street	Newton	MA	591,861	20,409	105,304	36,441	129,789	181,225
	163 Highland Avenue	Newton	MA	1,275,673	40,505	94,925	33,363	132,872	186,226
	The Gateway Shopping Center	So. Burlington	VT	2,038,751	101,655	48,384	19,261	51,446	63,537
	Hobson West Plaza	Naperville	IL	1,159,961	99,137	94,989	34,059	103,910	126,405
	Merrillville Plaza	Hobart	IN	3,267,912	236,087	26,123	10,805	47,909	58,578
	Bloomfield Town Square	Bloomfield Hills	MI	3,631,169	235,786	56,773	22,617	62,547	94,909
	Mad River Station	Dayton	OH	1,396,788	123,335	65,307	28,938	56,592	69,153
	Mark Plaza	Edwardsville	PA	240,664	106,856	86,196	36,839	37,495	45,983
	Plaza 422	Lebanon	PA	850,978	156,279	45,792	18,157	44,301	52,611
	Route 6 Plaza	Honesdale	PA	1,205,595	175,589	6,832	2,962	37,786	44,999
	Chestnut Hill	Philadelphia	PA	911,489	37,646	147,436	62,292	58,777	77,506
	Abington Towne Center	Abington	PA	1,040,142	216,278	89,439	35,119	78,159	95,124

Total Core Suburban Properties
Weighted Average - Based on annual base rent						91,091	33,244	$78,621	$96,464

Total Core Properties
Weighted Average - Based on annual base rent						335,681	156,762	$78,473	$106,196

	Brandywine/Market Square/Naamans Rd [1]	Wilmington	DE	$15,810,114	946,442	507,575	193,705	$72,923	$88,573

Note:
[1] Based on 10 mile radius demographics given the unique trade market for this asset. This has been excluded from the average calculations of 3-mile radius due to its unique trade market.

Property Demographics - Funds
						3-Mile Radius
				Base	Total	Total	#	Median HH	Avg. HH
	Property	City	State	Rent	GLA	Pop.	HH	Income	Income

	Fund II
	216th Street	Manhattan	NY	$2,574,000	60,000	963,175	337,894	$37,629	$48,228
	161st Street	Bronx	NY	3,344,960	249,336	1,274,128	450,383	33,329	45,066

Fund II
Weighted Average - Based on annual base rent						1,138,903	401,464	$35,199	$46,441

	Fund III
	Cortlandt Town Center	Mohegan Lake	NY	$10,207,475	635,437	49,966	17,759	$84,926	$97,340
	654 Broadway	Manhattan	NY	583,495	2,896	1,007,518	497,906	86,836	124,507
	640 Broadway	Manhattan	NY	818,375	4,260	1,006,693	496,773	86,613	124,108
	New Hyde Park Shopping Center	New Hyde Park	NY	1,172,792	32,602	199,698	70,745	102,010	122,658
	Nostrand Avenue	Brooklyn	NY	1,510,778	42,912	544,351	203,713	51,528	65,388
	Arundel Plaza	Glen Burnie	MD	1,323,169	265,116	77,759	29,166	59,786	64,793
	Heritage Shops	Chicago	IL	3,343,518	82,098	288,116	154,272	71,414	110,831

Fund III
Weighted Average - Based on annual base rent						213,326	96,177	$79,316	$98,459

	Fund IV
	1151 Third Avenue	Manhattan	NY	$1,729,350	13,250	1,270,132	636,996	$87,522	$131,326
	17 East 71st Street	Manhattan	NY	1,792,487	8,432	1,266,902	623,592	87,241	138,121
	1035 Third Avenue	Manhattan	NY	932,889	7,617	1,312,871	661,001	88,317	139,161
	Paramus Plaza	Paramus	NJ	1,847,945	153,057	106,906	37,209	119,131	132,518
	2819 Kennedy Boulevard	North Bergen	NJ	607,758	44,228	526,721	241,698	78,834	110,806
	Promenade at Manassas	Manassas	VA	3,483,922	265,442	57,996	18,940	74,390	84,467
	Lake Montclair	Prince William County	VA	1,894,996	105,832	55,900	18,373	93,338	103,028
	1701 Belmont Avenue	Catonsville	MD	936,166	58,674	110,450	43,613	60,575	68,732
	Eden Square	Bear	DE	2,304,196	231,392	69,756	26,155	69,989	75,629
	938 W. North Avenue	Chicago	IL	326,350	33,228	453,690	239,813	72,447	108,382
	146 Geary Street	San Francisco	CA	300,000	11,436	431,433	215,318	86,963	117,259
	Union and Fillmore Collection - 4 properties	San Francisco	CA	641,286	10,342	469,876	233,179	86,409	116,849

Fund IV
Weighted Average - Based on annual base rent						434,221	206,277	$81,693	$103,367

Total - Funds
Weighted Average - Based on annual base rent						433,812	184,128	$74,109	$93,178

Fund Overview
As of March 31, 2016

I. KEY METRICS	Note	Fund I	Fund II	Fund III	Fund IV	Total
General Information:
Vintage		Sep-2001	Jun-2004	May-2007	May-2012
Fund Size		$90.0 Million	$300.0 Million	$502.5 Million	$540.6 Million	$1,433.1 Million
Acadia's Commitment		$20.0 Million	$85.0 Million	$123.3 Million	$125.0 Million	$353.3 Million
Acadia's Pro Rata Share		22.2%	28.3%	24.5%	23.1%	24.7%
Acadia's Promoted Share	[1]	37.8%	42.7%	39.6%	38.5%	39.7%
Number of Institutional Partners	[2]	4	5	13	17
Preferred Return		9.0%	8.0%	6.0%	6.0%	6.6%

Current-Quarter, Fund-Level Information:
Cumulative Contributions		$86.6 Million	$300.0 Million	$387.5 Million	$239.3 Million	$1,013.5 Million
Cumulative Net Distributions	[3]	$194.5 Million	$131.6 Million	$492.7 Million	$101.9 Million	$920.8 Million
Net Distributions/Contributions		224.6%	43.9%	127.1%	42.6%	90.9%
Unfunded Commitment	[4]	$0.0 Million	$47.1 Million	$62.5 Million	$301.2 Million	$410.8 Million
Acquisition Dry Powder	[5]	NA	NA	NA	$184.0 Million	$184.0 Million
Investment Period Closes		Closed	Closed	Closed	Aug-2016
Currently in a Promote Position? (Yes/No)		Yes	No	Yes	No

II. FEES & PRIORITY DISTRIBUTIONS EARNED BY ACADIA
Type:		Applicable to	Description
Asset Management	[6]	All funds	1.5% of implied capital
Property Management		All funds	4.0% of gross property revenues
Leasing		All funds	Market-rate leasing commissions
Construction/Project Management		All funds	Market-rate fees
Development		Fund III & IV	3.0% of total project costs

Notes:
[1]		Acadia's "Promoted Share" reflects Acadia's share of fund profits once all partners (including Acadia) have received a return of their cumulative contributions plus their cumulative preferred return.
Acadia's Promoted Share equals a 20% promote plus Acadia's pro rata share of the remaining 80%.
[2]		During January 2016, Acadia acquired an additional 8.33% interest in Fund II from one of the institutional partners.
[3] Net of fees and promote
[4]		Unfunded Commitments are set aside to complete leasing and development at existing fund investments and, for Fund IV, to make new investments.
The Unfunded Commitment will not equal Fund Size less Cumulative Contributions in those instances where certain fund distributions have been marked as recallable or where the fund has released commitments due to, among other reasons, the closing of the fund's investment period or accelerated asset sales. With regard to Fund II, the Unfunded Commitment reflects a prior-period distribution that is subject to recontribution to the Fund until December 2016 if needed to fund the on-going redevelopment of existing Fund II investments.
[5]		Unfunded Commitments available to deploy into new investments
[6]		Implied Capital is Fund Size less capital attributed to sold investments or released

Fund Retail Properties - Detail [1]
												Leased	Annualized	Annualized
		Year	Ownership	Gross Leaseable Area				In Place Occupancy				Occupancy	Base Rent	Base Rent PSF
	Anchors	Acquired	%	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	Total	Total
Fund II Portfolio Detail

NEW YORK
New York
216th Street	NYC Human Resources Administration	2005	99.1%	—	60,000	—	60,000	—	100.0%	—	100.0%	100.0%	$2,574,000	$42.90
161st Street [2]	Various New York City & State agencies	2005	99.1%	—	160,916	88,420	249,336	—	34.6%	53.4%	41.3%	46.7%	3,344,960	32.51

Total - Fund II				—	220,916	88,420	309,336	—	52.4%	53.4%	52.7%	57.1%	$5,918,960	$36.34

Fund III Portfolio Detail

NEW YORK
New York
Cortlandt Town Center	Wal-Mart, Best Buy, A&P	2009	35.0%	—	472,420	163,017	635,437	—	95.7%	85.3%	93.1%	93.1%	$10,207,475	$17.26
654 Broadway	Penguin (Perry Ellis)	2011	100.0%	2,896	—	—	2,896	100.0%	—	—	100.0%	100.0%	583,495	201.48
640 Broadway	Swatch	2012	63.1%	4,260	—	—	4,260	78.4%	—	—	78.4%	78.4%	818,375	245.16
New Hyde Park Shopping Center	PetSmart	2011	100.0%	—	13,507	19,095	32,602	—	100.0%	70.8%	82.9%	82.9%	1,172,792	43.41
Nostrand Avenue	—	2013	100.0%	—	—	42,912	42,912	—	—	75.6%	75.6%	75.6%	1,510,778	46.56

MID-ATLANTIC
Maryland
Arundel Plaza	Giant Food, Lowe's	2012	94.3%	—	231,920	33,196	265,116	—	100.0%	58.8%	94.8%	94.8%	1,323,169	5.26

MIDWEST
Illinois
Heritage Shops	LA Fitness, Ann Taylor Loft	2011	100.0%	—	49,878	32,220	82,098	—	100.0%	93.4%	97.4%	97.4%	3,343,518	41.81

Total - Fund III				7,156	767,725	290,440	1,065,321	87.1%	97.4%	80.8%	92.8%	92.8%	$18,959,602	$19.18

Fund IV Portfolio Detail

NEW YORK
New York
1151 Third Avenue	Vineyard Vines	2013	100.0%	13,250	—	—	13,250	100.0%	—	—	100.0%	100.0%	$1,729,350	$130.52
17 East 71st Street	The Row	2014	100.0%	8,432	—	—	8,432	100.0%	—	—	100.0%	100.0%	1,792,487	212.58
1035 Third Avenue [3]	—	2015	100.0%	7,617	—	—	7,617	71.4%	—	—	71.4%	71.4%	932,889	171.58

New Jersey
Paramus Plaza	Babies R Us, Ashley Furniture	2013	50.0%	—	74,837	78,220	153,057	—	100.0%	29.4%	63.9%	63.9%	1,847,945	18.89
2819 Kennedy Boulevard	Aldi	2013	98.6%	—	42,692	1,536	44,228	—	49.4%	100.0%	51.2%	100.0%	607,758	26.84

BOSTON
Massachusetts
Restaurants at Fort Point	—	2016	100.0%	15,711	—	—	15,711	100.0%	—	—	100.0%	100.0%	297,733	18.95

MID-ATLANTIC
Virginia
Promenade at Manassas	Home Depot, HH Gregg	2013	98.6%	—	194,038	71,404	265,442	—	100.0%	94.6%	98.6%	98.6%	3,483,922	13.32
Lake Montclair	Food Lion	2013	100.0%	—	33,000	72,832	105,832	—	100.0%	92.6%	94.9%	94.9%	1,894,996	18.87

Maryland
1701 Belmont Avenue	Best Buy	2012	98.6%	—	58,674	—	58,674	—	100.0%	—	100.0%	100.0%	936,166	15.96

Delaware
Eden Square	Giant Food	2014	98.6%	—	163,217	68,175	231,392	—	71.1%	71.5%	71.2%	71.2%	2,304,196	13.99

MIDWEST
Illinois
938 W. North Avenue	Sephora	2013	80.0%	33,228	—	—	33,228	16.1%	—	—	16.1%	16.1%	326,350	61.00

SOUTHEAST
Georgia
Broughton Street Portfolio [4]	J. Crew, L'Occitane, Lululemon, Michael Kors	2014	50.0%	76,641	—	—	76,641	54.7%	—	—	54.7%	100.0%	1,835,907	43.81

WEST
California
146 Geary Street		2015	100.0%	11,436	—	—	11,436	100.0%	—	—	100.0%	100%	300,000	26.23
Union and Fillmore Collection - 4 properties		2015	90.0%	10,342	—	—	10,342	88.0%	—	—	88.0%	88%	641,286	70.44

Total - Fund IV				176,657	566,458	292,167	1,035,282	62.6%	87.8%	71.3%	78.9%	84.4%	$18,930,985	$23.19

Notes:
[1] The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy", but for which rent payment has not yet commenced. Residential and office GLA is excluded.

The following Fund II, Fund III and Fund IV properties are currently under redevelopment as further detailed under "Redevelopment Activity."
Property	Fund Ownership %
Sherman Avenue	99.1%
City Point	94.2%
Cortlandt Crossing	100.0%
Broad Hollow Commons	100.0%
3104 M Street	80.0%
210 Bowery	100.0%
Broughton Street Portfolio	50.0%
27 East 61st Street	100.0%
801 Madison Avenue	100.0%
650 Bald Hill Road	90.0%
[2] Currently operating, but redevelopment activities have commenced.
[3] Property also includes 12,371 sf of 2nd floor office space and 29,760 sf parking garage (131 spaces).
[4] Represents 14 of the 25 properties in this portfolio that have been leased. The remaining properties are still in development.

Funds Lease Expirations

	FUND II
		Gross Leased Area			Base Rent
	No. of Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	—	—	—	$—	$—	—
2015	—	—	—	—	—	—
2016	—	—	—	—	—	—
2017	—	—	—	—	—	—
2018	—	—	—	—	—	—
2019	—	—	—	—	—	—
2020	—	—	—	—	—	—
2021	—	—	—	—	—	—
2022	—	—	—	—	—	—
2023	—	—	—	—	—	—
2024	—	—	—	—	—	—
Thereafter	10	162,881	100.0%	5,918,960	36.34	100.0%
Total	10	162,881	100.0%	$5,918,960	$36.34	100.0%

		146,455	Total Vacant
		309,336	Total Square Feet

	FUND III						FUND IV
		Gross Leased Area			Base Rent			Gross Leased Area			Base Rent
	No. of Leases	Expiring	Percent			Percent	No. of Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	3	7,379	0.7%	$179,114	$24.27	0.9%	4	8,800	1.1%	$250,504	$28.47	1.3%
2016	10	71,028	7.2%	781,825	11.01	4.1%	9	28,958	3.5%	540,205	18.65	2.8%
2017	9	76,478	7.7%	1,887,978	24.69	10.0%	14	99,683	12.0%	2,520,023	25.28	13.0%
2018	16	265,859	26.9%	3,952,365	14.87	20.8%	17	55,238	6.7%	1,129,793	20.45	5.8%
2019	10	258,345	26.1%	2,493,804	9.65	13.2%	15	103,068	12.5%	1,881,649	18.26	9.7%
2020	7	15,218	1.5%	684,344	44.97	3.6%	10	53,701	6.5%	1,285,938	23.95	6.7%
2021	5	53,267	5.4%	1,382,889	25.96	7.3%	4	39,027	4.7%	566,374	14.51	2.9%
2022	6	80,203	8.1%	1,739,764	21.69	9.2%	3	36,773	4.4%	495,472	13.47	2.6%
2023	4	26,044	2.6%	1,227,481	47.13	6.5%	7	52,148	6.3%	952,493	18.27	4.9%
2024	8	60,581	6.1%	2,030,948	33.52	10.7%	7	115,960	14.0%	2,993,960	25.82	15.5%
2025	5	58,360	5.9%	1,645,180	28.19	8.7%	17	31,589	3.8%	3,562,625	112.78	18.4%
Thereafter	6	15,674	1.8%	953,910	60.86	5.0%	11	202,482	24.5%	3,155,997	15.59	16.3%
Total	89	988,436	100.0%	$18,959,602	$19.18	100.0%	118	827,427	100.0%	$19,335,033	$23.37	100.0%

		76,885	Total Vacant					182,894	Total Vacant
		1,065,321	Total Square Feet					1,010,321	Total Square Feet

Note:
[1] Leases currently under month to month or in process of renewal

Fund Development Activity
($ in millions)
			Estimated
			Construction		Estimated Sq.Ft.				Acquisition & Development Costs										Outstanding
Property	Ownership	Location	Completion		Upon Completion		Leased Rate [4]	Key Tenants	Incurred		Estimated Future Range				Estimated Total Range				Debt
FUND II

City Point [1]	94.2%	Brooklyn, NY	2016/2020	[6]	763,000	[7]	68% [2]	Century 21, CityTarget, Alamo Drafthouse	$366.7	[3]	$23.3	to	$43.3	[3]	$390.0	to	$410.0	[3]	$239.9
Sherman Plaza	99.1%	New York, NY	TBD		TBD		—	TBD	35.9		TBD		TBD		TBD		TBD		—
									$402.6		TBD		TBD		TBD		TBD		$239.9

FUND III

Cortlandt Crossing	100.0%	Mohegan Lake, NY	2017		150,000 - 170,000		—	TBD	$15.2		$31.8	to	$40.8		$47.0	to	$56.0		$—
3104 M Street NW	80.0%	Washington, D.C.	2016		10,000		—	TBD	7.5		0.5	to	1.5		8.0	to	9.0		4.1
Broad Hollow Commons	100.0%	Farmingdale, NY	2016		180,000 - 200,000		—	TBD	14.6		35.4	to	45.4		50.0	to	60.0		—
									$37.3		$67.7		$87.7		$105.0		$125.0		$4.1

FUND IV

210 Bowery	100.0%	New York, NY	2016		16,000		—	TBD	$13.3		$5.2	to	$9.2		$18.5	to	$22.5		$4.7
Broughton Street Portfolio [5]	50.0%	Savannah, GA	2016		200,000		55%	J. Crew, Lululemon, H&M	66.1		18.9	to	23.9		85.0	to	90.0		28.6
27 E. 61st Street	100.0%	New York, NY	2016		9,500		—	TBD	21.4		1.4	to	5.4		22.8	to	26.8		—
801 Madison Avenue	100.0%	New York, NY	2016		5,000		45%	TBD	33.6		2.4	to	7.4		36.0	to	41.0		—
650 Bald Hill Road	90.0%	Warwick, RI	2016		161,000		34%	Burlington Coat Factory	13.0		14.5	to	19.5		27.5	to	32.5		—
									$147.4		$42.4		$65.4		$189.8		$212.8		$33.3
Notes:
[1] Acquired a leasehold interest in this property.
[2] Leased rate calculated on approximately 540,000 rentable square feet.
[3] Net of actual and anticipated contributions from retail tenants and proceeds from residential tower sales. Excludes Tower I. Debt and incurred costs are reduced by $5.3M relating to the New Markets Tax Credits received.

[4] The leased rate excludes pre-redevelopment tenants.
[5] This portfolio includes 25 buildings, including 14 which are operating.
[6] Phases I and II have an estimated completion date of 2016. Phase III has an estimated completion date of 2020.
[7] This reflects increases to Phase I and Phase II square footage, and the addition of Phase III square footage.

Reconciles to Consolidated Balance Sheet as follows:
Development costs above			$587.3
City Point Items:
Adjustment to FMV			33.8
Gain on sales			51.2
Costs of Tower 1			80.7
Less:
Development held as operating real estate			(33.6)
Development costs of unconsolidated properties			(79.1)
Deferred costs and other amounts			(0.5)
Total per consolidated balance sheet			$639.8

Important Notes

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading "Risk Factors" in the Company's Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations ("FFO") as defined by the National Association of Real Estate Investment Trusts ("NAREIT") to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company’s method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles ("GAAP") and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. The Company believes that income or gains derived from its RCP investments, including its investment in Albertson's, are private-equity investments and, as such, should be treated as operating income and therefore FFO. The Company believes that this supplemental adjustment more appropriately reflects the results of its operations. The Company also provides one other supplemental disclosure of operating performance, adjusted funds from operations ("AFFO"). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures.

USE OF EBITDA AND NOI AS NON-GAAP FINANCIAL MEASURES

EBITDA and NOI are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. The Company’s method of calculating EBITDA and NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA and NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.